Exhibit 32.1

                          CERTIFICATION

            Certification of Chief Executive Officer
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18
                       U.S.C. Section 1350

     In connection with the Quarterly Report of NorMexSteel, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Wolff, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1) The Report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

  2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

Date: August 22, 2005



                                       /s/James Wolff
                                       ------------------------
                                       James Wolff
                                       Chief Executive Officer,
                                       President